UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2012

FRANCESCA’S HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35239	20-8874704
(Commission File Number)	(I.R.S. Employer Identification No.)

3480 West 12 th Street Houston, Texas	77008
(Address of Principal Executive Offices)	(Zip Code)

(713) 864-1358
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 10, 2012, Francesca’s Holdings Corporation (the “Company”) issued a press release providing updated fiscal fourth quarter guidance.  A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Francesca’s Holdings Corporation dated January 10, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: January 10, 2012	By:	/ S / KAL MALIK
Kal Malik
Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Francesca’s Holdings Corporation dated January 10, 2012.

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